UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2022

PROLOGIS, INC.
PROLOGIS, L.P.
(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.)	001-13545 (Prologis, Inc.)	94-3281941 (Prologis, Inc.)
Delaware (Prologis, L.P.)	001-14245 (Prologis, L.P.)	94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California		94111
(Address of Principal Executive Offices)		(Zip Code)
Registrants’ Telephone Number, including Area Code:
(415) 394-9000
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Prologis, Inc.	Common Stock, $0.01 par value	PLD	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2026	PLD/26	New York Stock Exchange
Prologis, L.P.	2.250% Notes due 2029	PLD/29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Stockholders of the Company held on May 4, 2022, the Company’s stockholders voted on the proposals listed below. The final results for the votes regarding each proposal are set forth below. The proposals are described in further detail in the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on March 25, 2022.

1.	Elect eleven directors to the Company’s board of directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Hamid R. Moghadam	576,043,255	43,913,771	23,797,356	24,669,983
Cristina G. Bita	640,307,980	2,627,144	819,258	24,669,983
George L. Fotiades	591,511,268	51,411,223	831,891	24,669,983
Lydia H. Kennard	593,502,466	48,691,566	1,560,350	24,669,983
Irving F. Lyons III	614,876,012	28,046,998	831,372	24,669,983
Avid Modjtabai	640,282,749	2,639,764	831,869	24,669,983
David P. O’Connor	621,576,255	21,346,204	831,923	24,669,983
Olivier Piani	639,784,317	3,137,925	832,140	24,669,983
Jeffrey L. Skelton	544,203,598	97,100,256	2,450,528	24,669,983
Carl B. Webb	605,175,757	37,728,599	850,026	24,669,983
William D. Zollars	598,075,299	44,122,860	1,556,223	24,669,983

2.	Advisory vote to approve the Company’s executive compensation for 2021.

Votes For	Votes Against	Abstentions	Broker Non-Votes
517,482,420	95,536,558	30,735,404	24,669,983

3.	Ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year 2022.

Votes For	Votes Against	Abstentions	Broker Non-Votes
647,863,686	20,195,640	365,039	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.
Date: May 9 , 2022	By:	/s/ Deborah K. Briones
		Name:	Deborah K. Briones
		Title:	Senior Vice President, Associate General Counsel

PROLOGIS, L.P.
By: Prologis, Inc.,
its General Partner

Date: May 9 , 2022	By:	/s/ Deborah K. Briones
		Name:	Deborah K. Briones
		Title:	Senior Vice President, Associate General Counsel